UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 28, 2019

Commission File Number	Registrant, State of Incorporation, Address And Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company (A Delaware Corporation) 30 Ivan Allen Jr. Boulevard, N.W. Atlanta, Georgia 30308 (404) 506-5000	58-0690070

1-6468	Georgia Power Company (A Georgia Corporation) 241 Ralph McGill Boulevard, N.E. Atlanta, Georgia 30308 (404) 506-6526	58-0257110

The names and addresses of the registrants have not changed since the last report.

This combined Form 8-K is filed separately by two registrants: The Southern Company and Georgia Power Company. Information contained herein relating to each registrant is filed by each registrant solely on its own behalf. Each registrant makes no representation as to information relating to the other registrant.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
The Southern Company	Common Stock, par value $5 per share	SO	New York Stock Exchange
The Southern Company	Series 2015A 6.25% Junior Subordinated Notes due 2075	SOJA	New York Stock Exchange
The Southern Company	Series 2016A 5.25% Junior Subordinated Notes due 2076	SOJB	New York Stock Exchange
The Southern Company	Series 2017B 5.25% Junior Subordinated Notes due 2077	SOJC	New York Stock Exchange
Georgia Power Company	Series 2017A 5.00% Junior Subordinated Notes due 2077	GPJA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). (Response applicable to each registrant.)
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.    Other Events.
On June 28, 2019, Georgia Power Company (“Georgia Power”) filed a base rate case (the “2019 Base Rate Case”) with the Georgia Public Service Commission (the “Georgia PSC”). The filing includes a three-year Alternate Rate Plan with requested rate increases totaling $563 million, $145 million and $234 million effective January 1, 2020, January 1, 2021 and January 1, 2022, respectively. These increases are based on a proposed retail return on common equity (“ROE”) of 10.90% and a proposed equity ratio of 56% and reflect levelized revenue requirements during the three-year period, with the exception of incremental compliance costs related to coal combustion residuals asset retirement obligations (“CCR ARO”), Demand Side Management programs and adjustments to the Municipal Franchise Fee tariff.
Georgia Power has requested recovery of the proposed increases through its existing base rate tariffs as follows:

Tariff	2020	2021	2022
	(in millions)
Traditional Base:
Levelized	$209	$0	$0
CCR ARO	158	140	227
Environmental Compliance Cost Recovery	165	0	0
Demand Side Management	14	2	1
Municipal Franchise Fee	17	3	5
Total*	$563	$145	$234
*Totals may not add due to rounding.
Georgia Power’s filing primarily reflects requests to (i) address the impacts of the Tax Cuts and Jobs Act, which became effective January 1, 2018, (ii) recover the costs of recent and future capital investments in infrastructure designed to maintain high levels of reliability and superior customer service with updated depreciation rates, (iii) recover substantial storm damage expenses incurred and deferred since 2013 along with a reasonable level of storm damage expenses expected to be incurred during the three years ending December 31, 2022 and (iv) recover the costs necessary to comply with federal and state regulations for CCR ARO. In addition, the filing includes the following provisions:

•	Continuation of an allowed retail ROE range of 10.00% to 12.00%.

•
Continuation of the process whereby two-thirds of any earnings above the top of the allowed ROE range are shared with Georgia Power’s customers and the remaining one-third are retained by Georgia Power.

•	Continuation of the option to file an Interim Cost Recovery tariff in the event earnings are projected to fall below the bottom of the ROE range during the three-year term of the plan.
Georgia Power expects the Georgia PSC to issue a final order in this matter on December 17, 2019. The ultimate outcome of this matter cannot be determined at this time.

Cautionary Note Regarding Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K is forward-looking information based on current expectations and plans that involve risks and uncertainties. Forward-looking information includes, among other things, statements concerning the 2019 Base Rate Case and CCR ARO compliance costs. The Southern Company and Georgia Power caution that there are certain factors that could cause actual results to differ materially from the forward-looking information that has been provided. The reader is cautioned not to put undue reliance on this forward-looking information, which is not a guarantee of future performance and is subject to a number of uncertainties and other factors, many of which are outside the control of The Southern Company and Georgia Power; accordingly, there can be no assurance that such suggested results will be realized. The following factors, in addition to those discussed in each company’s Annual Report on Form 10-K for the year ended December 31, 2018 and subsequent securities filings could cause actual results to differ materially from management expectations as suggested by such forward-looking information: state and federal rate regulations and the impact of pending and future rate cases and negotiations, including rate actions relating to fuel and other cost recovery mechanisms and the 2019 Base Rate Case; the impact of recent and future federal and state regulatory changes, including tax and environmental laws and regulations and other laws and regulations to which Georgia Power is subject, as well as changes in application of existing laws and regulations; the extent and timing of costs and legal requirements related to coal combustion residuals; current and future litigation or regulatory investigations, proceedings or inquiries; the effects, extent and timing of the entry of additional competition in the markets in which Georgia Power operates, including from the development and deployment of alternative energy sources; variations in demand for electricity; available sources and costs of fuels; effects of inflation; the ability to control costs and avoid cost and schedule overruns during the development, construction and operation of facilities, to construct facilities in accordance with the requirements of permits and licenses (including satisfaction of Nuclear Regulatory Commission requirements) and to satisfy any environmental performance standards; investment performance of the employee and retiree benefit plans and the nuclear decommissioning trust funds; advances in technology; the ability to successfully operate Georgia Power’s generating, transmission and distribution facilities and the successful performance of necessary corporate functions; the inherent risks involved in operating and constructing nuclear generating facilities; the ability of counterparties of

Georgia Power to make payments as and when due and to perform as required; the direct or indirect effect on Georgia Power’s business resulting from cyber intrusion or physical attacks and the threat of physical attacks; interest rate fluctuations and financial market conditions and the results of financing efforts; access to capital markets and other financing sources; changes in Georgia Power’s credit ratings; the ability of Georgia Power to obtain additional generating capacity (or sell excess generating capacity) at competitive prices; catastrophic events such as fires, earthquakes, explosions, floods, tornadoes, hurricanes and other storms, droughts, pandemic health events or other similar occurrences; the direct or indirect effects on Georgia Power’s business resulting from incidents affecting the U.S. electric grid or operation of generating resources; and the effect of accounting pronouncements issued periodically by standard setting bodies. The Southern Company and Georgia Power expressly disclaim any obligation to update any forward-looking information.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2019	THE SOUTHERN COMPANY

	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary

GEORGIA POWER COMPANY

By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary

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